UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 4, 2008
DUKE REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation)	1-9044 (Commission File Number)	35-1740409 (IRS Employer Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana (Address of Principal Executive Offices)	46240 (Zip Code)
Registrant’s telephone number, including area code: (317) 808-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
REITWeek 2008: NAREIT’s Investor Forum.
     At the REITWeek 2008: NAREIT’s Investor Forum held between June 4, 2008 and June 6, 2008, officers of Duke Realty Corporation (the “Company”) participated in one-on-one sessions with analysts and investors. A copy of the slide presentation referred to during the REITWeek 2008: NAREIT’s Investor Forum sessions is being furnished as Exhibit 99.1 hereto. An archive of the slide presentation also will be available at http://library.corporate-ir.net/library/60/606/60691/items/297030/06-04-08%20NAREIT.pdf for a period of 12 months following the presentation.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

99.1	REITWeek 2008: NAREIT’s Investor Forum Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION
	By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Dated: June 9, 2008		Executive Vice President, General Counsel and Corporate Secretary